                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)       June 17, 2002
                                                          -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                           (Originator of the Issuer)

                       FIRST USA CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)

                            BANK ONE ISSUANCE TRUST)
                              (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)



   Laws of the United States               333-67076                         51-0269396
   -------------------------               ---------                         ----------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                               Number)




201 North Walnut Street, Wilmington, Delaware                                          19801
----------------------------------------------------------------------------------------------
(Address of principal executive offices)                                            (Zip Code)



                  (302)594-4000
----------------------------------------------------------
Registrant's telephone number, including area code



                                          N/A
----------------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

(99.1)   Excess Spread Analysis

(99.2)   Asset Pool One Monthly Servicer's Certificate

(99.3)   OneSeries Monthly Noteholders' Statement

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST USA BANK, NATIONAL ASSOCIATION,
                                         as Originator of the First USA Credit
                                         Card Master Trust and Bank One Issuance
                                         Trust and as Co-Registrant and as
                                         Servicer on behalf of the First USA
                                         Credit Card Master Trust and Bank One
                                         Issuance Trust



                                         By: /s/ Tracie H. Klein
                                             -----------------------------------
                                             Name:   Tracie H. Klein
                                             Title:  First Vice President





Date: June 17, 2002
      -------------